EXHIBIT 99.1

                                ERNST & YOUNG LLP

                                   Suite 1500
                             2121 San Jacinto Street
                               Dallas, Texas 75201
                               Phone: 214-969-8000
                                Fax: 214-969-8587
                                 Telex: 67 10375



March 23, 2000



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 22, 2000, of Dallas Semiconductor Corporation and are in agreement with the statement contained in the second paragraph on page two therein, in so far, as such statement references responses applicable to Item 304(a)(1). We have no basis to agree or disagree with other statements of the registrant contained therein.



                                                     /s/ Ernst & Young LLP